Supplement dated July 31, 2024 to the
Prospectus for your Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to certain Portfolio Companies available in your variable annuity contract (“Contract”) issued by Lincoln Benefit Life Company.

Putnam Investment Trust – Investment Adviser Change:

Effective July 15, 2024 Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as the investment adviser for the following Portfolio.

Portfolio Name
Putnam VT High Yield Fund - Class IB

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.
LBLSUP2-N4